Exhibit 99.1

News Release

January 27, 2005	Page 1 of 4

NEWELL RUBBERMAID REPORTS
FOURTH QUARTER AND FULL YEAR 2004 RESULTS

•	Delivers Earnings Growth and Gross Margin Expansion in Fourth Quarter

•	Generates Strong Full Year Free Cash Flow Performance

ATLANTA, January 27, 2005 — Newell Rubbermaid Inc. (NYSE: NWL) today announced its results for the fourth quarter and full year 2004, generating earnings growth and gross margin expansion during the quarter and delivering full year results at the high end of expectations.

“Our team had a great year in 2004. We delivered our earnings commitments, generated strong cash flow, completed our previously announced divestiture and restructuring plans, improved capital spending discipline and enhanced our portfolio,” said Newell Rubbermaid CEO Joe Galli. “We have momentum moving into 2005. We are focused on further strengthening our portfolio and investing in new product development and brand building initiatives to position our company for long-term success.”

Fourth Quarter Results

Net income from continuing operations in the fourth quarter 2004 was $124.1 million, or $0.45 per share, compared to $4.4 million, or $0.02 per share, in the fourth quarter 2003. Net income from continuing operations, excluding charges, in the fourth quarter 2004 was $127.0 million, or $0.46 per share, compared to $104.2 million, or $0.38 per share, in the fourth quarter 2003. The fourth quarter 2004 results include a tax benefit of $6.2 million, or $0.02 per share. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.

Net sales in the fourth quarter 2004 were $1.81 billion, compared to $1.83 billion in the fourth quarter 2003, a decrease of 1.0%. Net sales reflected a foreign currency benefit of 2.5% and a positive pricing impact of 1.1%. These were offset by the planned exit of certain low-margin product lines of 4.1%, primarily in the Rubbermaid Home Products division.

Gross margin increased to 28.8% in the fourth quarter 2004 from 26.8% in the fourth quarter 2003, a 200 basis point improvement. Excluding charges, gross margin was 28.8% in the fourth quarter 2004 compared to 27.2% in the fourth quarter 2003, a 160 basis point improvement, driven primarily by productivity savings, favorable pricing and improved product mix, partially offset by raw material inflation.

“Our team worked hard and responded to the pressures in the raw material environment, delivering gross margin expansion through a combination of productivity and pricing,” said Galli. “As we look to 2005, we see raw material challenges continuing. We will work to offset inflation through continued productivity initiatives and taking price increases in the marketplace.”

Newell Rubbermaid Inc.
Atlanta, GA

Securities Listed
NYSE
Common Stock
(Symbol: NWL)

www.newellrubbermaid.com

Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

Susan Masten
Director, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3817
Fax: 770-407-3983

News Release

January 27, 2005	Page 2 of 4

Free cash flow was $153.7 million in the fourth quarter 2004, compared to $242.1 million in the fourth quarter 2003. The company defines free cash flow as cash generated from operations, net of capital expenditures and dividends. A reconciliation of free cash flow to net cash from operating activities is attached to this release.

Full Year Results

Net sales for the full year 2004 were $6.75 billion, a decrease of 2.2% from $6.90 billion for the full year 2003. Internal sales, which excludes the impact of material acquisitions and divestitures made in the past year, declined 2.0%. Foreign currency translation favorably impacted sales by 2.3% and was offset by pricing declines of 0.1% and the planned exit of certain low-margin product lines of 4.0%.

Net loss from continuing operations for the full year 2004 was $19.1 million, or $0.07 per share, compared to net income from continuing operations of $213.2 million, or $0.78 per share in 2003. Excluding charges, net income from continuing operations for the full year 2004 was $381.1 million versus $406.0 million in 2003. Diluted earnings per share, calculated on the same basis, were $1.39 in the full year 2004 versus $1.48 in 2003.

Free cash flow was $307.1 million for the full year 2004, a $64.8 million improvement over $242.3 million for the full year 2003. This improvement was driven by reduced capital spending, primarily in the Rubbermaid Home Products division, as the company continues to reduce its manufacturing overhead.

In the full year 2004, the company recorded pre-tax restructuring charges of $52.1 million and other pre-tax charges of $17.4 million, primarily related to product line exits. The company also recorded pre-tax impairment charges of $374.0 million, primarily related to asset impairment in the European and Latin American businesses within the Office Products segment and the European business in the Cleaning & Organization segment. The company also recorded a net loss of $97.0 million, shown as discontinued operations, related to the divestitures of non-core businesses.

“This year we have also strengthened our team at the management and board levels with the additions of Group President Office Products Steve Marton and new board members Michael Cowhig and Mark Ketchum,” said Galli. “These proven leaders bring consumer products experience, operational expertise and global leadership to our team.”

Stock Option Accounting

In December 2004, the Financial Accounting Standards Board issued a pronouncement requiring companies to expense employee stock options based on their fair value beginning July 1, 2005. The company is currently evaluating the financial impact of this pronouncement.

Newell Rubbermaid Inc.
Atlanta, GA

Securities Listed
NYSE
Common Stock
(Symbol: NWL)

www.newellrubbermaid.com

Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

Susan Masten
Director, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3817
Fax: 770-407-3983

News Release

January 27, 2005	Page 3 of 4

Outlook

For the full year 2005, the company expects internal sales growth to be in the range of (1%) to 1%. This range reflects the company’s strategic decision to exit approximately $200 million of low-margin product lines. The company expects diluted earnings per share from continuing operations for the full year 2005 to be in the range of $1.38 to $1.48. This range does not include any impact from the accounting pronouncement related to the expensing of stock options. This range also does not include a non-cash loss expected to be in the range of $75 to $95 million related to the company’s previously announced agreement for the intended sale of its European Curver business, which will be reported as discontinued operations.

The company expects 2005 net cash from operating activities to be in the range of $625 to $675 million. Expenditures for property, plant and equipment are expected to be in the range of $125 to $150 million and dividends are expected to be approximately $230 million for the full year 2005.

For the first quarter 2005, the company expects internal sales to decline 1% - 3% and diluted earnings per share from continuing operations to be in the range of $0.24 to $0.28.

Conference Call

The company’s fourth quarter and full year 2004 earnings conference call is scheduled for today, January 27, 2005, at 9:30 a.m. ET. Those interested in participating should call (800) 869-2139 or internationally at (719) 867- 0347 and provide the conference code 929053 . The company’s call will also be web cast. To listen to the web cast, use the link provided under the Investor Relations Home Page on Newell Rubbermaid’s website at www.newellrubbermaid.com.

A replay will be available approximately two hours after the call concludes through
February 25, 2005, and may be accessed domestically at (888) 203-1112 or internationally at (719) 457- 0820. Conference call confirmation code 929053 is required to access the replay.

Caution Concerning Forward-Looking Statements

The statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about internal sales, income/(loss), earnings per share, capital expenditures, cash flow, dividends, restructuring, impairment and other charges, potential losses on divestiture, costs and cost savings and management’s plans, projections and objectives for future operations and performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies in various parts of the world; competition with numerous other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials used by the company; our ability to develop innovative new products and to develop, maintain and

Newell Rubbermaid Inc.
Atlanta, GA

Securities Listed
NYSE
Common Stock
(Symbol: NWL)

www.newellrubbermaid.com

Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

Susan Masten
Director, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3817
Fax: 770-407-3983

News Release

January 27, 2005	Page 4 of 4

strengthen our end-user brands; our ability to improve productivity and streamline operations; our ability to integrate previously acquired businesses; the risks inherent in our foreign operations and those factors listed in the company’s 2004 third quarter Form 10-Q, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

About the Company

Newell Rubbermaid Inc. is a global marketer of consumer and commercial products with 2004 sales of $6.7 billion and a powerful brand family including Sharpie®, Paper Mate®, Parker®, Waterman®, Rubbermaid®, Calphalon®, Little Tikes®, Graco®, Levolor®, BernzOmatic®, VISE-GRIP®, IRWIN® and LENOX®. The company is headquartered in Atlanta, Ga., and employs over 33,000 employees worldwide.

This press release and additional financial information about the company’s 2004 full year and fourth quarter results are available on the company’s web site at www.newellrubbermaid.com.

Newell Rubbermaid Inc.
Atlanta, GA

Securities Listed
NYSE
Common Stock
(Symbol: NWL)

www.newellrubbermaid.com

Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

Susan Masten
Director, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3817
Fax: 770-407-3983

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)

Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Three Months Ended December 31,
	2004			2003
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$1,808.5		$1,808.5	$1,827.0		$1,827.0	(1.0)%
Cost of products sold	1,286.9	—	1,286.9	1,336.8	(7.0)	1,329.8

GROSS MARGIN	521.6	—	521.6	490.2	7.0	497.2	4.9%
% of sales	28.8%		28.8%	26.8%		27.2%

Selling, general & administrative expense	324.4	—	324.4	316.0	—	316.0	2.7%
% of sales	17.9%		17.9%	17.3%		17.3%

Impairment charge	—	—	—	34.5	(34.5)	—
Restructuring costs	4.2	(4.2)	—	74.5	(74.5)	—

OPERATING INCOME	193.0	4.2	197.2	65.2	116.0	181.2	8.8%
% of sales	10.7%		10.9%	3.6%		9.9%

Nonoperating expenses (income):
Interest expense, net	29.3	—	29.3	29.8	—	29.8
Other	(7.1)	—	(7.1)	6.9	(9.2)	(2.3)

	22.2	—	22.2	36.7	(9.2)	27.5	(19.3)%

INCOME BEFORE INCOME TAXES	170.8	4.2	175.0	28.5	125.2	153.7	13.9%
% of sales	9.4%		9.7%	1.6%		8.4%

Income taxes	46.7	1.3	48.0	24.1	25.4	49.5	(3.0)%
Effective rate	27.3%		27.4%	84.6%		32.2%

INCOME FROM CONTINUING OPERATIONS	124.1	2.9	127.0	4.4	99.8	104.2	21.9%
% of sales	6.9%		7.0%	0.2%		5.7%

Discontinued operations, net of tax:	—	—	—	(216.0)	216.0	—

NET INCOME (LOSS)	$124.1	$2.9	$127.0	$(211.6)	$315.8	$104.2	21.9%

% of sales	6.9%		7.0%	(11.6)%		5.7%

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.45	$0.01	$0.46	$0.02	$0.36	$0.38
Diluted	$0.45	$0.01	$0.46	$0.02	$0.36	$0.38

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$—	$—	$—	$(0.79)	$0.79	$—
Diluted	$—	$—	$—	$(0.79)	$0.79	$—

EARNINGS (LOSS) PER SHARE:
Basic	$0.45	$0.01	$0.46	$(0.77)	$1.15	$0.38
Diluted	$0.45	$0.01	$0.46	$(0.77)	$1.15	$0.38

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	283.5	283.5	283.5	274.4	274.4	274.4

(1)	Items excluded from “as reported” results for 2004 consist of $4.2 million of restructuring costs related to exiting certain facilities (shown in restructuring costs).

(2)	Items excluded from “as reported” results for 2003 consist of $7.0 million in restructuring related costs associated with product line exits (shown in costs of products sold), $34.5 million in impairment charges primarily related to impairment of fixed assets (shown in impairment charge), $74.5 million of restructuring costs related to exiting certain facilities (shown in restructuring costs), $9.2 million related to the loss on the sale of business (shown in other), and a $216.0 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)

Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Twelve Months Ended December 31,
	2004			2003
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$6,748.4		$6,748.4	$6,899.0		$6,899.0	(2.2)%
Cost of products sold	4,857.9	(15.7)	4,842.2	4,961.8	(13.8)	4,948.0

GROSS MARGIN	1,890.5	15.7	1,906.2	1,937.2	13.8	1,951.0	(2.3)%
% of sales	28.0%		28.2%	28.1%		28.3%

Selling, general & administrative expense	1,269.8	(1.7)	1,268.1	1,221.5	(0.5)	1,221.0	3.9%
% of sales	18.8%		18.8%	17.7%		17.7%

Impairment charge	374.0	(374.0)	—	34.5	(34.5)	—
Restructuring costs	52.1	(52.1)	—	184.0	(184.0)	—

OPERATING INCOME	194.6	443.5	638.1	497.2	232.8	730.0	(12.6)%
% of sales	2.9%		9.5%	7.2%		10.6%

Nonoperating expenses (income):
Interest expense, net	119.3	—	119.3	134.3	—	134.3
Other	(11.0)	—	(11.0)	25.6	(30.3)	(4.7)

	108.3	—	108.3	159.9	(30.3)	129.6	(16.4)%

INCOME BEFORE INCOME TAXES	86.3	443.5	529.8	337.3	263.1	600.4	(11.8)%
% of sales	1.3%		7.9%	4.9%		8.7%
Income taxes	105.4	43.3	148.7	124.1	70.3	194.4	(23.5)%
Effective rate	122.1%		28.1%	36.8%		32.4%

(LOSS) INCOME FROM CONTINUING OPERATIONS	(19.1)	400.2	381.1	213.2	192.8	406.0	(6.1)%
% of sales	(0.3)%		5.6%	3.1%		5.9%

Discontinued operations, net of tax:	(97.0)	97.0	—	(259.8)	259.8	—

NET (LOSS) INCOME	$(116.1)	$497.2	$381.1	$(46.6)	$452.6	$406.0	(6.1)%

% of sales	(1.7)%		5.6%	(0.7)%		5.9%

(LOSS) EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$(0.07)	$1.46	$1.39	$0.78	$0.70	$1.48
Diluted	$(0.07)	$1.46	$1.39	$0.78	$0.70	$1.48

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.35)	$0.35	$—	$(0.95)	$0.95	$—
Diluted	$(0.35)	$0.35	$—	$(0.95)	$0.95	$—

(LOSS) EARNINGS PER SHARE FROM
Basic	$(0.42)	$1.81	$1.39	$(0.17)	$1.65	$1.48
Diluted	$(0.42)	$1.81	$1.39	$(0.17)	$1.65	$1.48

Average shares outstanding:
Basic	274.4	274.4	274.4	274.1	274.1	274.1
Diluted	274.6	274.6	274.6	274.1	274.1	274.1

(1)	Items excluded from “as reported” results for 2004 consist of $15.7 million in restructuring related costs associated with product line exits (shown in costs of products sold), $1.7 million of restructuring costs related to relocation of property and equipment (shown in selling, general and administrative expenses), $374.0 million of charges related to asset impairment for goodwill, intangible assets and fixed assets (shown in impairment charge), $52.1 million of restructuring costs related to exiting certain facilities (shown in restructuring costs) and a $97.0 million net loss related to discontinued operations.

(2)	Items excluded from “as reported” results for 2003 consist of $13.8 million in restructuring related costs associated with product line exits (shown in costs of products sold), $0.5 million of restructuring costs related to relocation of property and equipment (shown in selling, general and administrative expenses), $34.5 million in impairment charges primarily related to impairment of fixed assets (shown in impairment charge), $184.0 million of restructuring costs related to exiting certain facilities (shown in restructuring costs), $30.3 million which is primarily related to the loss on the sale of the Cosmolab division (shown in other nonoperating expenses) and a $259.8 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in millions)

	December 31,	December 31,
	2004	2003
Assets:
Cash and cash equivalents	$505.6	$144.4
Accounts receivable, net	1,278.7	1,397.1
Inventories, net	972.3	884.8
Deferred income taxes	73.8	152.7
Prepaid expenses and other	182.0	183.1
Current assets of discontinued operations	—	238.1

Total Current Assets	3,012.4	3,000.2

Other assets	186.9	212.7
Property, Plant and Equipment, net	1,308.2	1,608.8
Goodwill, net	1,824.6	1,989.0
Deferred income taxes	29.6	68.1
Other intangibles, net	304.2	447.9
Other assets of discontinued operations	—	154.0

Total Assets	$6,665.9	$7,480.7

Liabilities and Stockholders’ Equity:
Notes payable	$21.3	$21.9
Accounts payable	682.9	694.7
Accrued compensation	118.5	122.1
Other accrued liabilities	794.2	960.4
Income taxes	68.8	80.8
Current portion of long-term debt	185.6	13.5
Current liabilities of discontinued operations	—	128.6

Total Current Liabilities	1,871.3	2,022.0

Long-term debt	2,424.3	2,868.6
Other noncurrent liabilities	606.1	572.3
Other liabilities of discontinued operations	—	1.5

Stockholders’ Equity	1,764.2	2,016.3

Total Liabilities and Stockholders’ Equity	$6,665.9	$7,480.7

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)
(in millions)

	For The Twelve Months Ended December 31,
	2004	2003
Operating Activities:
Net loss	$(116.1)	$(46.6)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	249.1	246.8
Impairment charges—continuing operations	374.0	34.5
Impairment charges—discontinued operations	—	254.9
Non-cash restructuring charges	30.9	138.3
Deferred taxes	108.9	(11.5)
(Gain)/loss on sale of assets/business	(9.0)	29.7
Loss on discontinued businesses	90.5	—
Other	(8.4)	26.1
Changes in current accounts, excluding the effects of acquisitions:
Accounts receivable	163.0	27.3
Inventories	(57.9)	158.1
Other current assets	(12.6)	27.1
Accounts payable	(26.2)	74.9
Discontinued operations	(29.8)	55.6
Accrued liabilities and other	(96.4)	(242.0)

Net cash provided by operating activities	$660.0	$773.2

Investing Activities:
Acquisitions, net	$(6.6)	$(460.0)
Expenditures for property, plant and equipment	(121.9)	(300.0)
Sales of business/ non-current assets and other	318.1	43.9

Net cash provided by/(used in) investing activities	$189.6	$(716.1)

Financing Activities:
Proceeds from issuance of debt	$33.9	$1,044.0
Proceeds from issuance of stock	—	200.1
Payments on notes payable and long-term debt	(298.4)	(989.6)
Cash dividends	(231.0)	(230.9)
Proceeds from exercised stock options and other	1.4	7.8

Net cash (used in)/provided by financing activities	$(494.1)	$31.4

Exchange rate effect on cash	$5.7	$0.8
Increase in cash and cash equivalents	361.2	89.3
Cash and cash equivalents at beginning of year	144.4	55.1

Cash and cash equivalents at end of period	$505.6	$144.4

Newell Rubbermaid Inc.
Calculation of Free Cash Flow (1)

	For The Three Months Ended December 31,
Free Cash Flow (in millions):	2004	2003
Net cash provided by operating activities	$238.2	$352.8
Expenditures for property, plant and equipment	(26.8)	(52.9)
Cash dividends	(57.7)	(57.8)

Free Cash Flow	$153.7	$242.1

	For The Twelve Months Ended December 31,
Free Cash Flow (in millions):	2004	2003
Net cash provided by operating activities	$660.0	$773.2
Expenditures for property, plant and equipment	(121.9)	(300.0)
Cash dividends	(231.0)	(230.9)

Free Cash Flow	$307.1	$242.3

(1)	Free cash flow is defined as cash flows provided by operating activities less expenditures for property, plant and equipment and cash dividends.

Newell Rubbermaid Inc. Financial Worksheet
(in millions)

	2004					2003
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
											Net Sales		Ex Charges OI
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q1:
Cleaning & Organization	$447.4	$12.2	$3.5	$15.7	3.5%	$477.5	$40.0	$0.4	$40.4	8.5%	$(30.1)	(6.3)%	$(24.7)	(61.1)%
Office Products	332.8	31.8	—	31.8	9.6%	322.3	47.1	0.9	48.0	14.9%	10.5	3.3%	$(16.2)	(33.8)%
Tools & Hardware	274.3	43.0	—	43.0	15.7%	265.6	35.4	1.5	36.9	13.9%	8.7	3.3%	$6.1	16.5%
Home Fashions	226.8	3.9	0.6	4.5	2.0%	219.6	4.7	1.3	6.0	2.7%	7.2	3.3%	$(1.5)	(25.0)%
Other	251.0	15.9	—	15.9	6.3%	262.6	23.0	0.4	23.4	8.9%	(11.6)	(4.4)%	$(7.5)	(32.1)%
Impairment		—	—	—			—	—	—				$—
Restructuring Costs		(22.8)	22.8	—			(24.4)	24.4	—				$—
Corporate		(7.4)	—	(7.4)			(7.2)	—	(7.2)				$(0.2)	2.8%

Total	$1,532.3	$76.6	$26.9	$103.4	6.7%	$1,547.6	$118.6	$28.9	$147.5	9.5%	$(15.3)	(1.0)%	$(44.1)	(29.9)%

Core businesses	1,532.3	76.6	26.9	103.4	6.7%	1,537.6	120.2	$28.9	$149.1	9.7%	(5.3)	(0.3)%	(45.7)	(30.7)%
Acquisitions / Divestitures	—	—	—	—		10.0	(1.6)	—	(1.6)		(10.0)	(100.0)%	1.6	(100.0)%

Total	$1,532.3	$76.6	$26.9	$103.4	6.7%	$1,547.6	$118.6	$28.9	$147.5	9.5%	$(15.3)	(1.0)%	$(44.1)	(29.9)%

	2004					2003
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
											Net Sales		Ex Charges OI
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q2:
Cleaning & Organization	$468.7	$8.5	$5.7	$14.2	3.0%	$512.4	$21.0	$0.2	$21.2	4.1%	$(43.7)	(8.5)%	$(7.0)	(33.0)%
Office Products	489.2	95.5	0.3	95.8	19.6%	507.8	114.8	0.1	114.9	22.6%	(18.6)	(3.7)%	$(19.1)	(16.6)%
Tools & Hardware	300.3	43.5	3.1	46.6	15.5%	294.6	47.7	0.6	48.3	16.4%	5.7	1.9%	$(1.7)	(3.5)%
Home Fashions	224.2	5.2	4.1	9.3	4.1%	227.8	7.9	0.7	8.6	3.8%	(3.6)	(1.6)%	$0.7	8.1%
Other	253.4	15.0	0.2	15.2	6.0%	252.7	20.3	—	20.3	8.0%	0.7	0.3%	$(5.1)	(25.1)%
Impairment		(25.1)	25.1	—			—	—	—				$—
Restructuring Costs		(25.1)	25.1	—			(52.8)	52.8	—				$—
Corporate		(9.8)	—	(9.8)			(6.3)	—	(6.3)				$(3.5)	55.6%

Total	$1,735.8	$107.8	$63.5	$171.3	9.9%	$1,795.3	$152.6	$54.5	$207.1	11.5%	$(59.5)	(3.3)%	$(35.8)	(17.3)%

Core businesses	1,735.8	107.8	63.5	171.3	9.9%	1,795.3	152.6	$54.5	$207.1	11.5%	(59.5)	(3.3)%	(35.8)	(17.3)%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—		—

Total	$1,735.8	$107.8	$63.5	$171.3	9.9%	$1,795.3	$152.6	$54.5	$207.1	11.5%	$(59.5)	(3.3)%	$(35.8)	(17.3)%

	2004					2003
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
											Net Sales		Ex Charges OI
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q3:
Cleaning & Organization	$455.9	$29.2	$—	$29.2	6.4%	$514.4	$31.9	$0.4	$32.3	6.3%	$(58.5)	(11.4)%	$(3.1)	(9.6)%
Office Products	424.3	61.5	—	61.5	14.5%	428.7	69.9	0.1	70.0	16.3%	(4.4)	(1.0)%	$(8.5)	(12.1)%
Tools & Hardware	300.6	45.1	—	45.1	15.0%	299.3	53.4	0.3	53.7	17.9%	1.3	0.4%	$(8.6)	(16.0)%
Home Fashions	228.1	15.9	—	15.9	7.0%	223.5	17.5	0.6	18.1	8.1%	4.6	2.1%	$(2.2)	(12.2)%
Other	262.9	24.7	—	24.7	9.4%	263.2	31.2	(0.2)	31.0	11.8%	(0.3)	(0.1)%	$(6.3)	(20.3)%

Impairment		(348.9)	348.9	—			—	—	—				$—
Restructuring Costs			—	—			(32.3)	32.3	—				$—
Corporate		(10.2)	—	(10.2)			(10.9)	—	(10.9)				$0.7	(6.4)%

Total	$1,671.8	$(182.7)	$348.9	$166.2	9.9%	$1,729.1	$160.7	$33.5	$194.2	11.2%	$(57.3)	(3.3)%	$(28.0)	(14.4)%

Core businesses	1,671.8	(182.7)	348.9	166.2	9.9%	1,729.1	160.7	$33.5	$194.2	11.2%	(57.3)	(3.3)%	(28.0)	(14.4)%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—		—

Total	$1,671.8	$(182.7)	$348.9	$166.2	9.9%	$1,729.1	$160.7	$33.5	$194.2	11.2%	$(57.3)	(3.3)%	$(28.0)	(14.4)%

	2004					2003
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
											Net Sales		Ex Charges OI
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q4:
Cleaning & Organization	$486.1	$40.8	$—	$40.8	8.4%	$509.4	$(0.9)	$—	$(1.0)	(0.2%)	$(23.3)	(4.6)%	$41.8	(4180.0)%
Office Products	439.9	73.2	—	73.2	16.6%	422.4	77.8	1.3	79.1	18.7%	17.5	4.1%	$(5.9)	(7.5)%
Tools & Hardware	343.5	50.1	—	50.1	14.6%	340.2	42.8	(0.2)	42.6	12.5%	3.3	1.0%	$7.5	17.6%
Home Fashions	227.7	8.1	—	8.1	3.6%	230.1	14.3	4.4	18.7	8.1%	(2.4)	(1.0)%	$(10.6)	(56.7)%
Other	311.3	37.0	—	37.0	11.9%	324.9	46.2	1.4	47.6	14.7%	(13.6)	(4.2)%	$(10.6)	(22.3)%

Impairment		—	—	—			(34.5)	34.5	—				$—
Restructuring Costs		(4.2)	4.2	—			(74.5)	74.5	—				$—
Corporate		(12.0)	—	(12.0)			(5.9)	—	(5.9)				$(6.1)	103.4%

Total	$1,808.5	$193.0	$4.2	$197.2	10.9%	$1,827.0	$65.2	$116.0	$181.2	9.9%	$(18.5)	(1.0)%	$16.0	8.8%

Core businesses	1,808.5	193.0	4.2	197.2	10.9%	1,827.0	65.2	$116.0	$181.2	9.9%	(18.5)	(1.0)%	16.0	8.8%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—		—

Total	$1,808.5	$193.0	$4.2	$197.2	10.9%	$1,827.0	$65.2	$116.0	$181.2	9.9%	$(18.5)	(1.0)%	$16.0	8.8%

	2004					2003
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
											Net Sales		Ex Charges OI
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
YTD:
Cleaning & Organization	$1,858.1	$90.8	$9.2	$100.0	5.4%	$2,013.7	$92.0	$1.0	$92.9	4.6%	$(155.6)	(7.7)%	$7.1	7.6%
Office Products	1,686.2	261.9	0.2	262.3	15.6%	1,681.2	309.6	2.4	312.0	18.6%	5.0	0.3%	$(49.7)	(15.9)%
Tools & Hardware	1,218.7	181.8	3.1	184.8	15.2%	1,199.7	179.3	2.2	181.5	15.1%	19.0	1.6%	$3.3	1.8%
Home Fashions	906.8	33.0	4.7	37.7	4.2%	901.0	44.4	7.0	51.4	5.7%	5.8	0.6%	$(13.7)	(26.7)%
Other	1,078.6	92.6	0.2	92.7	8.6%	1,103.4	120.7	1.6	122.3	11.1%	(24.8)	(2.2)%	$(29.6)	(24.2)%

Impairment	—	(374.0)	374.0	—		—	(34.5)	34.5	—				$—
Restructuring Costs	—	(52.1)	52.1	—		—	(184.0)	184.0	—				$—
Corporate	—	(39.4)	—	(39.4)		—	(30.3)	—	(30.3)				$(9.1)	30.0%

Total	$6,748.4	$194.6	$443.5	$638.1	9.5%	$6,899.0	$497.2	$232.8	$730.0	10.6%	$(150.6)	(2.2)%	$(91.9)	(12.6)%

Core businesses	6,748.4	194.6	443.5	638.1	9.5%	6,889.0	498.8	232.8	731.6	10.6%	(140.6)	(2.0)%	(93.5)	(12.8)%
Acquisitions / Divestitures	—		—	—		10.0	(1.6)	—	(1.6)		(10.0)	(100.0)%	1.6	(100.0)%

Total	$6,748.4	$194.6	$443.5	$638.1	9.5%	$6,899.0	$497.2	$232.8	$730.0	10.6%	$(150.6)	(2.2)%	$(91.9)	(12.6)%

(1)	Excludes restructuring, divestiture or impairment related charges.

Newell Rubbermaid
Three Months Ended December 31, 2004
(in millions)

      Currency Analysis

By Segment	2004			2003	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact
Cleaning & Organization	$486.1	$(11.6)	$474.5	$509.4	(6.9)%	(4.6)%	2.3%
Office Products	439.9	(13.0)	426.9	422.4	1.1%	4.1%	3.1%
Tools & Hardware	343.5	(5.5)	338.0	340.2	(0.6)%	1.0%	1.6%
Home Fashions	227.7	(10.9)	216.8	230.1	(5.8)%	(1.0)%	4.7%
Other	311.3	(4.0)	307.3	324.9	(5.4)%	(4.2)%	1.2%

Total Company	$1,808.5	$(45.0)	$1,763.5	$1,827.0	(3.5)%	(1.0)%	2.5%

By Geography
United States	$1,227.9	$—	$1,227.9	$1,277.0	(3.8)%	(3.8)%	0.0%
Canada	98.5	(7.5)	91.0	97.9	(7.0)%	0.6%	7.7%

North America	1,326.4	(7.5)	1,318.9	1,374.9	(4.1)%	(3.5)%	0.5%

Europe	386.0	(34.1)	351.9	357.9	(1.7)%	7.9%	9.5%
Central & South America	51.7	(1.4)	50.3	46.4	8.4%	11.4%	3.0%
All Other	44.4	(2.0)	42.4	47.8	(11.3)%	(7.1)%	4.2%

Total Company	$1,808.5	$(45.0)	$1,763.5	$1,827.0	(3.5)%	(1.0)%	2.5%

Newell Rubbermaid
Twelve Months Ended December 31, 2004
(in millions)

     Currency Analysis

By Segment	2004			2003	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact
Cleaning & Organization	$1,858.1	$(42.4)	$1,815.7	$2,013.7	(9.8)%	(7.7)%	2.1%
Office Products	1,686.2	(37.7)	1,648.5	1,681.2	(1.9)%	0.3%	2.2%
Tools & Hardware	1,218.7	(22.5)	1,196.2	1,199.7	(0.3)%	1.6%	1.9%
Home Fashions	906.8	(43.9)	862.9	901.0	(4.2)%	0.6%	4.9%
Other	1,078.6	(13.3)	1,065.3	1,103.4	(3.5)%	(2.2)%	1.2%

Total Company	$6,748.4	$(159.8)	$6,588.6	$6,899.0	(4.5)%	(2.2)%	2.3%

By Geography
United States	$4,607.2	$—	$4,607.2	$4,788.3	(3.8)%	(3.8)%	0.0%
Canada	349.1	(24.1)	325.0	351.4	(7.5)%	(0.7)%	6.9%

North America	4,956.3	(24.1)	4,932.2	5,139.7	(4.0)%	(3.6)%	0.5%

Europe	1,436.1	(130.5)	1,305.6	1,403.2	(7.0)%	2.3%	9.3%
Central & South America	200.7	5.2	205.9	202.9	1.5%	(1.1)%	(2.6)%
All Other	155.3	(10.4)	144.9	153.2	(5.4)%	1.4%	6.8%

Total Company	$6,748.4	$(159.8)	$6,588.6	$6,899.0	(4.5)%	(2.2)%	2.3%